E-VALUATOR FUNDS

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Service Class Shares: EVAGX

R4 Class Shares: EVFGX

(a series of E-Valuator Funds Trust; the “Fund”)

Supplement Dated July 1, 2026 to the Prospectuses, Summary Prospectuses and Statement of Additional Information, each dated January 28, 2026

Effective immediately, the Fund’s name is changed to The E-Valuator Enhanced Growth (85%-99%) RMS Fund. Accordingly, all references to the Fund in the Fund’s Prospectuses, Summary Prospectuses, and Statement of Additional Information are replaced with The E-Valuator Enhanced Growth (85%-99%) RMS Fund.

Please retain this supplement for future reference.